EXHIBIT 10.8
                                 AMENDMENT #2 TO
                                PROGRAM AGREEMENT



     This AMENDMENT #2 TO PROGRAM AGREEMENT (this "Amendment"), effective as of May 25, 2004, amends the Program Agreement, dated as of January 16, 2004 (the "Agreement"), by and between CIRCUIT CITY STORES, INC., a Virginia corporation ("Company"), and BANK ONE, DELAWARE, NATIONAL ASSOCIATION, a national banking association ("Bank").

                                  INTRODUCTION

     Company and Bank have entered into the Agreement.

     Each of Company and Bank have now agreed to amend the Agreement by this Amendment.

     Accordingly, in consideration of the mutual agreements contained herein, the parties agree as follows:

                                    AMENDMENT

     1. Amendment to Exhibit 1.1. Exhibit 1.1 of the Agreement, "Certain Defined Terms", is hereby amended to add the following defined term: "'Program Year' means the year of time running during the Term of the Agreement from June 1st of one calendar year to May 31st of the next calendar year, except the First Program Year shall run from May 25, 2004 to May 31, 2005, and the Seventh Program Year shall run from June 1, 2010 to May 24, 2011. Program Year quarters end on August 31st, November 30th, the last day of February, and the last day of the Program Year for any given Program Year."

     2. Amendment to Exhibit 2.6(c). Exhibit 2.6(c) of the Agreement, "Promotional Financing Programs", is hereby amended to delete the first paragraph of Exhibit 2.6(c) and replace it with the following paragraph:
[CONFIDENTIAL]*

     3. Amendment to Section 3.9(b). Section 3.9(b) of the Agreement, "In-Store Payments" is hereby amended to add the following to the end of the Section: "To the extent that an In-Store Payment results in a personal check being returned to Company for insufficient funds, Bank agrees to reimburse Company for any fee charged to Company by a third-party check processor for processing the returned check."

     4. Definitions. The capitalized terms in this Amendment shall have the meaning ascribed to them in the Agreement.

*Confidential treatment has been requested for the redacted portions of this agreement pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended. The confidential, redacted portions has been file separately with the United States Securities and Exchange Commission.

     5. Agreement Continuation. The Agreement, as modified herein, shall continue in full force and effect according to its terms.

     6. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York without regard to such state's principles of conflict of laws (other than Section 5-1401 of the General Obligations Law). Any term or provision of this Amendment that is invalid or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Amendment in such jurisdiction or in any other jurisdiction. If any provision of this Amendment is deemed to be so broad as to be unenforceable, such provision shall be interpreted to be only so broad as is enforceable. If any provision of this Amendment is contrary to law, such provision shall, to the extent necessary, be deemed ineffective without invalidating the remaining provisions hereof.

     7.  Headings.

     The headings contained in this Amendment are for reference purposes only and shall not affect the meaning or interpretation of this Amendment.

     8. Counterparts.

     This Amendment may be executed by facsimile transmission of original signatures in one or more counterparts, each of which counterparts shall be deemed to be original, and all such counterparts shall constitute one and the same instrument.

     9. Miscellaneous.

     This Amendment (i) constitutes the entire agreement and supersedes all other prior agreements and understandings, both written and oral, between the parties with respect to the subject matter hereof; (ii) is not intended to and shall not confer upon any Person, other than the parties hereto, any rights or remedies; and (iii) shall be binding upon and inure to the benefit of the parties hereto and their respective estates, heirs, legal representatives, successors and permitted assigns; provided, however, that this Amendment shall not be assigned by operation of law or otherwise without the consent of the other party (except to the extent the Agreement may be assigned under the terms thereof).

                            [SIGNATURE PAGE FOLLOWS]



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     IN WITNESS  WHEREOF,  the parties  hereto have caused this  Amendment to be executed by their duly authorized officers.

                    CIRCUIT CITY STORES, INC.


                    By: /s/ Michael E. Foss
                        ------------------------------------------------------
                         Name:   Michael E. Foss
                         Title:  Senior Vice President and Chief Financial
                                 Officer


                    BANK ONE, DELAWARE, NATIONAL ASSOCIATION


                    By: /s/ David L. Hoyt
                        ------------------------------------------------------
                         Name:   David L. Hoyt
                         Title:   Senior Vice President



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